UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             FORM 8-K CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2004



                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      0-14864                94-2778785
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)



                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                          (408) 432-1900 (Registrant's
                     telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        (c)      Exhibits.



    Exhibit
     Number                              Description
     ------                              -----------
     99.1 Text of press release, dated July 20, 2004, titled "Linear Technology reports a strong year with annual and quarterly increases in sales and profits."


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On July 20, 2004, Linear Technology Corporation issued a press release titled "Linear Technology reports a strong year with annual and quarterly increases in sales and profits," the text of which is furnished as Exhibit 99.1 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LINEAR TECHNOLOGY CORPORATION
                                      (Registrant)


Date:    July 20, 2004                By:      /s/ Paul Coghlan
       ----------------------            -----------------------------------
                                               Paul Coghlan
                                               Vice President, Finance and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

    Exhibit
     Number                              Description
     ------                              -----------
     99.1 Text of press release, dated July 20, 2004 titled "Linear Technology reports a strong year with annual and quarterly increases in sales and profits."